E.PIPHANY ANNOUNCES SECOND QUARTER RESULTS

SAN MATEO, Calif. - July 22, 2004 - E.piphany, Inc. (Nasdaq:EPNY) today announced results for the quarter ended June 30, 2004.

        For the quarter ended June 30, 2004, the company reported revenues of $20.4 million, compared to revenues of $22.2 million in the second quarter of 2003. Second quarter license revenues were $7.6 million, service revenues were $5.1 million and maintenance revenues were $7.7 million, representing 37%, 25% and 38% of total revenues, respectively. Net loss under generally accepted accounting principles ("GAAP") for the quarter was $3.6 million, or $(0.05) per share, compared to a net loss under GAAP of $9.4 million, or $(0.13) per share during the second quarter of 2003. Excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs, on a non-GAAP basis, net loss for the quarter was $3.3 million, or $(0.04) per share, compared to a non-GAAP net loss of $6.7 million, or $(0.09) per share during the second quarter of 2003.

        For the six months ended June 30, 2004, the company reported revenues of $40.7 million, compared to revenues of $44.7 million in the same period of 2003. Net loss under GAAP for the six months ended June 30, 2004 was $7.8 million, or $(0.10) per share, compared to a net loss under GAAP of $20.3 million, or $(0.28) per share during the same period of 2003. Excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs, on a non-GAAP basis, net loss for the six months ended June 30, 2004 was $6.2 million, or $(0.08) per share, compared to a non-GAAP net loss of $13.4 million, or $(0.18) per share during the same period of 2003.

        "We executed well in a difficult software spending environment in the second quarter," said Karen Richardson, chief executive officer. "Our focus for 2004 remains building the customer base, reference accounts for E.6 and partner support, and we had a number of successes during the quarter toward those objectives. Many of our largest deployments have gone live and several of our customers were honored during the quarter for their E.piphany installations, including KLM which won the CRM Excellence Award at the Gartner European CRM Summit. Customers remain cautious with their budgets and Europe is typically slow in the summer months. Nevertheless, our pipeline gives us confidence heading into the latter part of the year."

        Kevin Yeaman, chief financial officer, added, "Our balance sheet at the end of the quarter remained strong, with cash and investments of approximately $264 million, deferred revenue of approximately $18 million, and DSOs remaining low at 38 days."

THIRD QUARTER OUTLOOK

        For the quarter ending September 30, 2004, E.piphany currently expects total revenue to range between $18.5 million and $20.5 million, with license revenue ranging between $6.5 million and $8.5 million. Net loss per share on a GAAP basis for the third quarter is expected to range between $(0.05) and $(0.07).

ABOUT E.PIPHANY

        The E.piphany E.6 CRM Software Suite enables global organizations to align touchpoints, processes and technologies around the customer. Built on the industry's most advanced, service-oriented architecture, the E.6 software solution creates benefits that cross departments and geographies, and result in rapid, measurable ROI. With the E.6 Suite of Marketing, Service and Sales software solutions, every customer interaction is driven by real-time intelligence, enabling businesses to better understand their customers and optimize every interaction from both a revenue generation and customer retention viewpoint. More than 460 companies, including nearly 40 of the Fortune 100, use E.piphany software products to enhance their customers' experiences while at the same time realizing business objectives. With worldwide headquarters in San Mateo, California, E.piphany serves customers in more than 40 countries worldwide.

        This press release contains forward-looking statements relating to E.piphany's pipeline, customer base, reference accounts, partner support, customer budgetary concerns, seasonality in Europe and expected third quarter total revenue, license revenue and earnings per share. Actual results could differ materially from such forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include the degree of interest in and acceptance of E.piphany's products, increases in the length of E.piphany's sales cycles, reduced IT spending by customers and potential customers, the introduction of new products and services by competitors and intense competition generally, our ability to hire and retain qualified personnel, and general and industry-specific economic conditions. These factors and others are described in more detail in our public reports filed with the Securities and Exchange Commission, such as those discussed in the "Risk Factors" section included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our prior press releases. E.piphany assumes no duty to update forward-looking statements.

        This press release includes certain non-GAAP financial measures, including non-GAAP net loss and net loss per share amounts, that exclude the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. E.piphany's management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of the company's business operations. These measures also facilitate management's internal comparisons to our historical operating results and to our competitors' operating results, operational forecasting and budgeting. E.piphany has reported similar non-GAAP financial measures to our investors in the past and believes that the inclusion of comparative numbers at this time provides consistency in our financial reporting. Investors and potential investors are encouraged to review the reconciliation of the non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results.


Investor Contact:
        Todd Friedman, The Blueshirt Group, 650.356.3934, todd@blueshirtgroup.com

Media Contact:
        Gordon Evans, E.piphany, 650-356-3842, gevans@epiphany.com

                               (tables to follow)

                                 E.PIPHANY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                       Three months ended        Six months ended
                                                                           June 30,                 June 30,
                                                                    -----------------------   -----------------------
                                                                       2004         2003         2004         2003
                                                                    ----------   ----------   ----------   ----------
Revenues:
  Product license                                                   $    7,638   $    9,539   $   14,744   $   19,930
  Services                                                               5,059        5,434       10,594       10,549
  Maintenance                                                            7,729        7,185       15,317       14,190
                                                                    ----------   ----------   ----------   ----------
    Total revenues                                                      20,426       22,158       40,655       44,669
                                                                    ----------   ----------   ----------   ----------
Cost of revenues:
  Product license                                                          387          412          802          664
  Services                                                               4,352        5,880        8,850       11,900
  Maintenance                                                            1,370        1,574        2,646        3,114
  Amortization of purchased technology                                       -        1,470          679        3,298
                                                                    ----------   ----------   ----------   ----------
    Total cost of revenues                                               6,109        9,336       12,977       18,976
                                                                    ----------   ----------   ----------   ----------
    Gross profit                                                        14,317       12,822       27,678       25,693
                                                                    ----------   ----------   ----------   ----------
Operating expenses:
  Research and development                                               6,368        8,193       13,041       16,742
  Sales and marketing                                                    8,953       11,074       17,384       23,387
  General and administrative                                             3,136        2,915        5,841        5,487
  Restructuring costs                                                      375        1,079        1,011        3,322
  Amortization of purchased intangibles                                      -          101            -          253
  Stock-based compensation                                                   -           12            -           39
                                                                    ----------   ----------   ----------   ----------
    Total operating expenses                                            18,832       23,374       37,277       49,230
                                                                    ----------   ----------   ----------   ----------
    Operating loss                                                      (4,515)     (10,552)      (9,599)     (23,537)
Other income, net                                                          903        1,224        1,831        3,336
                                                                    ----------   ----------   ----------   ----------
    Net loss before provision for taxes                                 (3,612)      (9,328)      (7,768)     (20,201)
Provision for taxes                                                         35           80           81          108
                                                                    ----------   ----------   ----------   ----------
    Net Loss                                                        $   (3,647)  $   (9,408)  $   (7,849)  $  (20,309)
                                                                    ==========   ==========   ==========   ==========
  Diluted net loss per share                                        $    (0.05)  $    (0.13)  $    (0.10)  $    (0.28)
                                                                    ==========   ==========   ==========   ==========
  Basic net loss per share                                          $    (0.05)  $    (0.13)  $    (0.10)  $    (0.28)
                                                                    ==========   ==========   ==========   ==========
  Shares used in computing basic and diluted net loss per share         75,765       73,400       75,377       73,115
                                                                    ==========   ==========   ==========   ==========

      Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATION

                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                       Three months ended        Six months ended
                                                                            June 30,                 June 30,
                                                                    -----------------------   -----------------------
                                                                       2004         2003         2004         2003
                                                                    ----------   ----------   ----------   ----------
  GAAP net loss                                                     $   (3,647)  $   (9,408)  $   (7,849)  $  (20,309)
  Less: Amortization of purchased technology                                 -        1,470          679        3,298
  Less: Restructuring costs                                                375        1,079        1,011        3,322
  Less: Amortization of purchased intangibles                                -          101            -          253
  Less: Stock-based compensation                                             -           12            -           39
                                                                    ----------   ----------   ----------   ----------
  Non-GAAP net loss (excluding restructuring costs and
   specified non-cash items)                                        $   (3,272)  $   (6,746)  $   (6,159)  $  (13,397)
                                                                    ==========   ==========   ==========   ==========
Diluted non-GAAP net loss per share                                 $    (0.04)  $    (0.09)  $    (0.08)  $    (0.18)
                                                                    ==========   ==========   ==========   ==========
Basic non-GAAP net loss per share                                   $    (0.04)  $    (0.09)  $    (0.08)  $    (0.18)
                                                                    ==========   ==========   ==========   ==========
Shares used in computing basic and diluted non-GAAP net
 loss per share                                                         75,765       73,400       75,377       73,115
                                                                    ==========   ==========   ==========   ==========

      Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                6/30/2004   12/31/2003
                                                               ----------   ----------
                                                               (Unaudited)
                            ASSETS
Current assets:
  Cash and cash equivalents                                    $   26,042   $   30,468
  Short-term investments                                          124,659      127,112
  Accounts receivable, net                                          8,445       10,688
  Prepaid expenses and other assets                                 4,636        5,825
  Short-term restricted cash & investments                          1,178          726
                                                               ----------   ----------
    Total current assets                                          164,960      174,819

Long-term investments                                             106,590      105,171
Long-term restricted cash & investments                             5,890        7,274
Property and equipment, net                                         5,147        6,710
Goodwill, net                                                      81,499       81,499
Purchased intangibles, net                                              -          679
Other assets                                                          536          847
                                                               ----------   ----------
                                                               $  364,622   $  376,999
                                                               ==========   ==========
             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                             $    1,076   $    1,367
  Accrued liabilities                                               6,685        8,081
  Accrued compensation                                              5,745        8,536
  Current portion of restructuring costs                            6,524        7,215
  Deferred revenue                                                 17,982       19,157
                                                               ----------   ----------
    Total current liabilities                                      38,012       44,356

Restructuring costs, net of current portion                        18,118       20,489
Other long-term liabilities                                           223          185
                                                               ----------   ----------
    Total liabilities                                              56,353       65,030

Stockholders' equity:
  Common stock                                                          7            7
  Additional paid-in capital                                    3,828,193    3,822,361
  Accumulated and other comprehensive loss                         (2,366)        (683)
  Accumulated deficit                                          (3,517,565)  (3,509,716)
                                                               ----------   ----------
    Total stockholders' equity                                    308,269      311,969
                                                               ----------   ----------
                                                               $  364,622   $  376,999
                                                               ==========   ==========

      Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)

                                                                             Six Months Ended
                                                                                 June 30,
                                                                       ----------------------------
                                                                           2004            2003
                                                                       ------------    ------------
Cash flows from operating activities:
  Net loss                                                             $     (7,849)   $    (20,309)
  Adjustments to reconcile net loss to net cash used in
   operating activities:
    Depreciation                                                              2,163           3,731
    Stock-based compensation                                                      -              39
    Non-cash restructuring costs                                                  -             185
    Amortization of purchased technology and purchased intangibles              679           3,551
  Changes in operating assets and liabilities:
    Accounts receivable                                                       2,243          (1,034)
    Prepaid expenses and other assets                                         1,500           2,991
    Accounts payable                                                           (291)         (1,157)
    Accrued liabilities and compensation                                     (4,149)         (2,205)
    Restructuring costs                                                      (3,062)         (1,589)
    Deferred revenue                                                         (1,175)         (4,288)
                                                                       ------------    ------------
      Net cash used in operating activities                                  (9,941)        (20,085)
                                                                       ------------    ------------
Cash flows from investing activities:
  Purchases of property and equipment                                          (668)           (867)
  Loss on disposal of property and equipment                                     68               -
  Restricted cash                                                               932              (9)
  Proceeds from maturities of investments                                   178,944         152,730
  Purchases of investments                                                 (179,349)       (169,833)
                                                                       ------------    ------------
      Net cash used in investing activities                                     (73)        (17,979)
                                                                       ------------    ------------
Cash flows from financing activities:
  Principal payments on capital lease obligations                                 -            (101)
  Repayments on notes receivable                                                  -             159
  Proceeds from sale of common stock, net of repurchases                      5,832           2,786
                                                                       ------------    ------------
      Net cash provided by financing activities                               5,832           2,844
                                                                       ------------    ------------
Effect of foreign exchange rates on cash and cash equivalents                  (244)           (192)
                                                                       ------------    ------------
Net decrease in cash and cash equivalents                                    (4,426)        (35,412)
Cash and cash equivalents at beginning of period                             30,468          48,235
                                                                       ------------    ------------
Cash and cash equivalents at end of period                             $     26,042    $     12,823
                                                                       ============    ============

      Certain amounts from prior years have been reclassified to conform to the current year presentation.